Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

STATEMENTS

The following unaudited pro forma condensed combined balance sheet as of September 30, 2005 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2004 and the nine months ended September 30, 2005 are based on the historical financial statements of Boston Private Financial Holdings, Inc., (“Boston Private”) and Gibraltar Financial Corporation, (“Gibraltar”) after giving effect to the merger as a purchase of Gibraltar by Boston Private using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined statements of operations give effect to the merger as if it had occurred on January 1, 2004 and the unaudited pro forma condensed combined balance sheet give effect to the merger as if it had occurred on September 30, 2005.

The merger will be accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations. Under the purchase method of accounting, the total purchase price, calculated as described in Note 1 to these unaudited pro forma condensed combined financial statements, is allocated to the net tangible and intangible assets of Gibraltar acquired in connection with the merger, based on their fair values. Management has allocated the purchase price to the tangible and intangible assets acquired and liabilities assumed based on preliminary valuations of fair values.

There were no significant intercompany balances between Boston Private and Gibraltar as of the dates and for the periods of these pro forma condensed combined financial statements. Certain reclassification adjustments have been made to conform Boston Private’s and Gibraltar’s historical reported balances to the pro forma condensed combined financial statement basis of presentation.

These unaudited pro forma condensed combined financial statements have been prepared based on estimates of fair values. Amounts preliminarily allocated to intangible assets with definite lives and goodwill may be adjusted when the final determinations of fair value have been made and total costs incurred in the acquisition have been received. Therefore, the actual amounts recorded in Boston Private’s financial statements may change from the amounts presented in these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements have been prepared by the managements of Boston Private and Gibraltar for illustrative purposes only and are not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had Boston Private and Gibraltar been a combined company during the specified periods. The pro forma adjustments are based on the information available at the time of the preparation of this document. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with Boston Private’s historical consolidated financial statements included in its Annual Report on Form 10-K for its year ended December 31, 2004, as amended and in its Form 10-Q for its quarter ended September 30, 2005 and Gibraltar’s historical consolidated financial statements included in this Form 8-K/A.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

OF BOSTON PRIVATE AND GIBRALTAR

As of September 30, 2005

(Dollars in Thousands)	Boston Private	Gibraltar	Pro Forma Adjustments	Eliminations & Other	Ref.(s) (Note 3)	Pro Forma Combined
Assets
Cash and due from banks	$97,038	$129,212	$(1,714)		1,15	$224,536
Federal funds sold & other interest- bearing assets	165,270	—				165,270

Cash and cash equivalents	262,308	129,212	(1,714)			389,806

Restricted Cash	113,000	—	(113,000)		15	—
Investment securities available for sale	516,289	2,416				518,705
Investment securities held to maturity	—	16,562	(328)		10	16,234
Loans held for sale	8,232	—				8,232
Loans:
Commercial	1,340,175	222,156			9	1,562,331
Construction	246,185	109,976				356,161
Residential mortgage	880,041	474,115				1,354,156
Home equity and other consumer loans	91,071	142,131				233,202
Loan fair market value adjustment, net	515	—	(9,600)		9	(9,085)

Total Loans	2,557,987	948,378	(9,600)			3,496,765
Less: allowance for loan losses	28,302	7,044				35,346

Net Loans	2,529,685	941,334	(9,600)			3,461,419
Stock in Federal Home Loan Banks	22,450	3,618				26,068
Premises and equipment, net	23,277	3,346				26,623
Goodwill	132,246	391	159,479	(16,000)	2 to 14	276,116
Intangibles assets, net	48,424	—	72,050			120,474
Fees receivable	22,979	—				22,979
Accrued interest receivable	14,399	3,273	131			17,803
Investment in Gibraltar	—	—	247,978	(247,978)		—
Other assets	96,294	5,643	13,847		4,9,10,	115,784
					12,13,14

Total assets	$3,789,583	$1,105,795	$368,843	$(263,978)		$5,000,243

Liabilities
Deposits	$2,681,272	$979,497	$10		8	$3,660,779
Securities sold under agreements to repurchase	99,027	—				99,027
Federal Home Loan Bank borrowings	294,475	40,720	(935)		11	334,260
Junior subordinated debentures	214,434	16,495	16,000	(16,000)		230,929
Accrued interest payable	4,973	424	106			5,503
Deferred acquisition obligations	17,809	—				17,809
Other Liabilities	80,144	6,523	50,531			137,198

Total liabilities	3,392,134	1,043,659	65,712	(16,000)		4,485,505

Stockholder’s Equity
Common stock	30,010	11	4,300		3	34,321
Additional paid-in capital	238,216	33,623	327,333	(247,978)	2,3	351,194
Retained earnings	136,608	28,614	(28,614)		3	136,608
Treasury stock	—	(28)	28		3	—
Unearned compensation	(4,661)	—				(4,661)
Accumulated other comprehensive loss	(2,724)	(84)	84		3	(2,724)

Total stockholders’ equity	397,449	62,136	303,131	(247,978)		514,738

Total liabilities & stockholders’ equity	$3,789,583	$1,105,795	$368,843	$(263,978)		$5,000,243

The accompanying Notes to Unaudited Pro Forma Condensed Combined Financial

Statements are an integral part of these financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

OF BOSTON PRIVATE AND GIBRALTAR

For the Year Ended December 31, 2004

($ Thousands, except share amounts)	Boston Private	Gibraltar Financial	Pro forma Adjustments	Ref. (s) (Note 3)	Pro forma Combined
Interest and dividend income
Loans	$105,636	$42,901	$1,011	1	$149,548
Securities	11,394	587			11,981
Other	3,615	496	405	2	4,516

Total interest and dividend income	120,645	43,984	1,416		166,045

Interest expense
Deposits	19,460	8,516			27,976
FHLB borrowings	10,337	2,048	197	3	12,582
Junior subordinated debentures	1,416	33	6,250	4	7,699
Other	853	364	—		1,217

Total interest expense	32,066	10,961	6,447		49,474

Net interest income	88,579	33,023	(5,031)		116,571
Provision for loan losses	4,567	1,240			5,807

Net interest income after provision for loan losses	84,012	31,783	(5,031)		110,764

Fees and other income
Investment management, trust and financial planning fees	100,045	4,837			104,882
Gain on sale of loans	1,424	835			2,259
Other	6,744	1,103			7,847

Total fees and other income	108,213	6,775	—		114,988

Operating expense
Salaries and employee benefits	93,218	15,630			108,848
Occupancy and equipment	15,702	3,598			19,300
Professional services	7,477	772			8,249
Amortization of intangibles	4,664	—	5,438	5,6,7	10,102
Other	19,237	4,676			23,913

Total operating expense	140,298	24,676	5,438		170,412

Income before income taxes	51,927	13,882	(10,469)		55,340
Income tax expense	18,293	—	1,330	8,9	19,623

Net income	$33,634	$13,882	$(11,799)		$35,717

Per share data:
Basic earnings per share	$1.23	$12.99			$1.09
Diluted earnings per share	$1.18	$12.36			$1.03
Average basic common shares outstanding	27,313,171	1,068,966	4,265,469		32,647,606
Average diluted common shares outstanding	28,963,856	1,123,537	5,203,427		35,290,820

The accompanying Notes to Unaudited Pro Forma Condensed Combined Financial

Statements are an integral part of these financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

OF BOSTON PRIVATE AND GIBRALTAR

For the Nine Months Ended September 30, 2005

($ in Thousands, except share amounts)	Boston Private	Gibraltar Financial	Pro forma Adjustments	Ref.(s) (Note 3)	Pro forma Combined
Interest and Dividend Income
Loans	$108,776	$40,673	$758	1	$150,207
Securities	11,394	2,093			13,487
Other	3,424	20	(79)	2	3,365

Total interest and dividend income	123,594	42,786	679		167,059

Interest expense
Deposits	24,407	8,389			32,796
FHLB borrowings	9,128	1,614	148	3	10,890
Securities sold under agreement to repurchase	819	—			819
Federal funds purchased and other	154	—			154
Junior subordinated debentures	4,263	669	4,688	4	9,620

Total interest expense	38,771	10,672	4,836		54,279

Net interest income	84,823	32,114	(4,157)		112,780
Provision for loan losses	3,368	1,730			5,098

Net interest income after provision for loan losses	81,455	30,384	(4,157)		107,682

Fees and other income
Investment management, trust and financial planning fees	91,845	3,736			95,581
Gain on sale of loan, net	1,303	633			1,936
Other	5,857	1,288			7,145

Total fees and other income	99,005	5,657	—		104,662

Operating expense
Salaries and employee benefits	84,286	13,582			97,868
Occupancy and equipment	14,606	2,723			17,329
Professional services	7,190	684			7,874
Amortization of intangibles	4,616	—	4,078	5,6,7	8,694
Other	18,225	5,285			23,510

Total operating expense	128,923	22,274	4,078		155,275

Income before income taxes	51,537	13,767	(8,235)		57,069
Income tax expense	19,211	—	2,157	8,9	21,368

Net income	$32,326	$13,767	$(10,392)		$35,701

Per share data:
Basic earnings per share	$1.17	$12.36			$1.06
Diluted earnings per share	$1.09	$11.70			$1.00
Average basic common shares outstanding	27,718,856	1,113,941	4,796,702		33,629,499
Average diluted common shares outstanding	31,897,471	1,176,725	5,071,876		38,146,072

The accompanying Notes to Unaudited Pro Forma Condensed Combined Financial

Statements are an integral part of these financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL

STATEMENTS

1. Basis of Presentation

On April 18, 2005, Boston Private and Gibraltar entered into a definitive agreement under which Gibraltar would merge with and into Boston Private, with Boston Private as the surviving corporation. On October 1, 2005 the transaction closed and Gibraltar’s subsidiary bank, Gibraltar Bank, became a wholly-owned subsidiary of Boston Private. The transaction was accounted for using the purchase method. The total purchase price of approximately $230 million (excluding the fair value of stock options, direct transaction costs, and assumption of Trust Preferred) includes cash of $130 million and approximately 4.3 million shares of Boston Private common stock valued at approximately $100.1 million at $23.22 per share, which is the five-day average closing share price for Boston Private common stock starting two business days before and ending two business days after April 19, 2005, the day the merger was announced.

The unaudited pro forma condensed combined financial statements assume the issuance of approximately 4.3 million shares of Boston Private common stock to Gibraltar shareholders in the merger.

To assist with the funding of the acquisition, Boston Private exercised its Forward Contract with an affiliate of Merrill Lynch on September 29, 2005. Under the terms of the Forward Contract approximately $36.4 million was received from the sale of 1.6 million shares. To fund the remainder of the transaction, Boston Private issued $100 million of Trust Preferred securities on September 27, 2005. The interest rate on the Trust Preferred securities is fixed for 5 years at a rate of 6.25%. These transactions were reflected in Boston Private’s Balance Sheet as of September 30, 2005.

The current purchase price of the merger is as follows (in thousands)

Value of Boston Private stock issued	$100,093
Cash paid to Gibraltar shareholders, including Stock Appreciation Rights	130,000
Estimated fair value of Boston Private stock options issued in exchange for Gibraltar stock options	17,196
Assumption of Gibraltar Trust Preferred	16,000
Current direct transaction costs	9,395

Total purchase price	$272,684

Under the purchase method of accounting, the total purchase price as shown in the table above is allocated to Gibraltar’s net tangible and intangible assets based on their estimated fair values as of the date of the merger. The management of Boston Private and Gibraltar have allocated the purchase price to the fair value of assets and liabilities as described in the introduction to these unaudited pro forma condensed combined financial statements. The allocation of the purchase price and the estimated useful lives and first year amortization associated with certain assets is as follows (in thousands):

	Amount	First Year Amortization	Estimated Useful Life
Net tangible assets at September 30, 2005	$62,136	n/a	n/a
Accrual for SAR’s, change of control, and other closing costs, net of taxes	(15,352)	n/a	n/a
Portion of purchase price to be retained by Gibraltar	16,180

Adjusted net tangible assets	62,964
Identifiable intangible assets:
Core deposit intangibles	60,000	$4,000	15 years
Wealth advisory contracts	11,900	1,400	8.5 years
Non compete agreements	150	37	4 years
Loans FMV adjustment	(9,600)	(1,011)	9.5 years
Net deferred tax liability	(13,618)	n/a
Trust preferred assumed	16,000
Other	1,018	n/a
Goodwill	143,870		n/a

Total preliminary purchase price, amortization	$272,684	$4,426

The net tangible assets of $46.8 million includes the purchase price payable for the Gibraltar Stock Appreciation Rights Plan (“SAR’s”), most of which will be paid one year from the close, and costs incurred at the time of closing for a change of control agreement and acquisition expenses. Gibraltar recorded an additional liability of approximately $16.2 million, to increase the liability to the amount that will ultimately be paid, prior to the closing on October 1, 2005.

Approximately $72.1 million has been allocated to identifiable amortizable intangible assets which is subject to change when the fair value calculations are finalized. The amortization of the intangible assets on a straight line basis is reflected in the pro forma adjustments to the unaudited pro forma condensed combined statements of operations.

Approximately $143.9 million has been allocated to goodwill. Goodwill represents the excess of the purchase price over the fair value of the underlying net tangible and identifiable intangible assets. In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, goodwill will not be amortized but instead will be tested for impairment at least annually and more frequently if certain indicators are present. In the event that the management of the combined company determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

2. Junior Subordinated Debentures

When the transaction closed on October 1, 2005, Gibraltar’s junior subordinated debentures (trust preferred securities) were transferred to Boston Private. In addition, Boston Private issued $100 million of Trust Preferred securities on September 27, 2005.

3. Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the purchase price, to reflect amounts related to Gibraltar’s net tangible and intangible assets at an amount equal to their fair values, to reflect the amortization expense related to the estimated amortizable intangible assets and their estimated lives and to reflect the income tax effect related to the pro forma adjustments. The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet are as follows:

Boston Private Financial Holdings, Inc.

Purchase accounting and funding entries for

the acquisition of Gibraltar

		($ in thousands)
Ref.	Account Title	Debits	Credits
1	Investment In Gibraltar	$247,978
	Common Stock		$4,311
	Additional Paid-in capital		112,978
	Cash at Holding Co.		114,714
	Trust Preferred Debt		16,000
	Receivable from Gibraltar for HC Cash	131
	Accrued Interest Payable TP		106
	To record cash paid, stock issued, stock options exchanged, and trust preferred debt assumed for Gibraltar

2	Goodwill	247,978
	Additional paid-in capital		247,978
	To record goodwill at Gibraltar for Boston Private investment

3	Capital stock	11
	Additional Paid-in capital	33,623
	Retained Earnings	28,614
	Treasury Stock		28
	Accumulated other comprehensive loss		84
	Goodwill		62,136
	To Eliminate Gibraltar Equity

4	Deferred Federal Tax Assets	2,759
	Deferred State Tax Assets	502
	Goodwill		3,261
	Deferred tax assets recognized upon change from Sub S corporation

5	Non-compete Agreements	150
	Goodwill		91
	Deferred Federal Tax Liability		50
	Deferred State Tax Liability		9
	To record estimated non-compete agreements and the corresponding deferred taxes

6	Core Deposit Intangibles	60,000
	Goodwill		36,600
	Deferred Federal Tax Liability		19,800
	Deferred State Tax Liability		3,600
	To record estimated core deposit intangibles and the corresponding deferred taxes

7	Wealth Advisory Contracts	11,900
	Goodwill		7,259
	Deferred Federal Tax Liability		3,927
	Deferred State Tax Liability		714
	To record estimated wealth advisory intangibles and the corresponding deferred taxes

8	Goodwill	10
	Premium on Purchased Deposits		10
	Eliminate Gibraltar’s premium on purchased deposits

9	Goodwill	5,856
	Loans FMV Adjustment		9,600
	Deferred Federal Tax Asset	3,168
	Deferred State Tax Asset	576
	To record estimated loan fair market value adjustment and the corresponding deferred taxes

10	Goodwill	200
	Investment Discounts	45
	Investment Premiums		373
	Deferred Federal Tax Asset	108
	Deferred State Tax Asset	20
	To adjust Gibraltar’s investments to fair market value and the corresponding deferred tax assets

11	Borrowings Discount/Premium	935
	Goodwill		570
	Deferred Federal Tax Liability		309
	Deferred State Tax Liability		56
	To adjust Gibraltar’s FHLB borrowings to fair market value and the corresponding deferred tax liabilities

12	Stock Appreciation Rights expense (“SAR’s”), net (Increase to Goodwill)	9,870
	Accrued SAR’s		16,180
	Deferred Federal Tax Asset	5,339
	Deferred State Tax Asset	971
	To record additional accrual for SAR’s at closing, net of tax

13	Professional Services (Increase to Goodwill)	3,286
	Prepaid Expenses		1,000
	Other Liabilities		2,286
	To record Gibraltar’s expenses for the acquisition

14	Compensation, net (Increase to Goodwill)	2,196
	Other Liabilities		3,600
	Deferred Federal Tax Asset	1,188
	Deferred State Tax Asset	216
	To record change of control cost, net of tax

15	Cash and Due from Banks	113,000
	Restricted Cash		113,000
	To reclass restricted cash paid at closing

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations are as follows:

Year Ended December 31, 2004

Ref	Account Title	Debt/ Intangible	Rate/ Term	(Income) Expense	Tax Expense (Benefit)
1	Amortization of Loan Discount	$(9,600)	9.5	$(1,011)	$394
2	Interest Income - Excess Cash @ Gibraltar	11,563	3.5%	(405)	158
3	Amortization of FHLB discount	935	n/a	197	(77)
4	Interest on Trust Preferred Debt	100,000	6.25%	6,250	(2,438)
5	Amortization of CDI	60,000	15	4,000	(1,560)
6	Amortization of Non-Compete	150	4	38	(15)
7	Amortization of wealth advisory contracts	11,900	8.5	1,400	(546)
8	Tax adj.’s on pro forma entries				(4,084)
9	Tax adj. on Gibraltar’s 2004 Pre Tax Income			(13,882)	5,414

Nine months ended September 30, 2005

Ref	Account Title	Debt/ Intangible	Rate/ Term	(Income) Expense	Pro rate 9 months	Tax Expense (Benefit)
1	Amortization of Loan Discount	$(9,600)	9.5	$(1,011)	$(758)	$296
2	Interest Income - Excess (shortfall) Cash	(2,994)	3.5%	105	79	(31)
3	Amortization of FHLB discount	935	n/a	197	148	(58)
4	Interest on Trust Preferred Debt	100,000	6.25%	6,250	4,688	(1,828)
5	Amortization of CDI	60,000	15	4,000	3,000	(1,170)
6	Amortization of Non-Compete	150	4	38	28	(11)
7	Amortization of wealth advisory contracts	11,900	8.5	1,400	1,050	(410)
8	Tax adj.’s on pro forma entries					(3,212)
9	Gibraltar 2005 Pre Tax Income YTD 9.30.05			(13,767)		5,369

4. Pro Forma Net Income Per Share

The pro forma basic and diluted net income per share are based on the historical number of shares Boston Private common stock used in computing basic and diluted net income per share plus the number of shares of Boston Private common stock issued to Gibraltar shareholders in the merger. In addition, 1.6 million additional shares of Boston Private common stock have been assumed to have been issued under the Forward Contract of the beginning of the period presented.